Financial - risk management objectives and policies (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of financial risk management objectives and policies [Line Items]
Increase in libor iterest rate	10.00%	10.00%	10.00%
Decrease in libor interest rate	(10.00%)	(10.00%)	(10.00%)
Libor interest rate increased effect on income	$ (677)	$ 333	$ 294
Libor interest rate decreased effect on income	$ 677	$ (333)	$ (294)